                                   AGREEMENT

     This agreement (this "Agreement") is entered into as of March 15, 1999, effective as of February 28, 1999 (the "Effective Date"), by and among COMMUNICATION TELESYSTEMS INTERNATIONAL, d.b.a. WorldxChange Communications, a California corporation ("CTS"). TEL-SAVE.com, INC., a Delaware corporation ("Tel-Save"), TEL-SAVE, INC., a Pennsylvania corporation and a subsidiary of Tel-Save (the "Subsidiary"), MARK PAVOL, as Trustee of that certain D&K Grantor Retained Annuity Trust dated June 15, 1998 (the "Trust"), ROGER B. ABBOTT AND ROSALIND ABBOTT, individuals residing in San Diego, California (collectively, the "Abbotts"), and EDWARD SOREN, an individual residing in San Diego, California ("Soren").


                                   RECITALS
                                   --------

     A. CTS is the maker of three subordinated promissory notes, each dated August 25, 1998, in favor of Gerard Klauer Mattison & Co., Inc. ("GKM") in the aggregate initial principal amount of $55,000,000 (collectively, the "Notes").

     B. CTS is the maker of a subordinated promissory note, date August 25, 1998, in favor of Tel-Save in the initial principal amount of $1,200,000 (the "Accrued Interest Note").

     C. CTS and GKM entered into that certain Security Agreement dated August 25, 1998 (the "Security Agreement"), pursuant to which CTS provided security for repayment of the Notes and of the Accrued Interest Note, among other things.

     D. The Abbotts and GKM entered into that certain Pledge Agreement dated August 25, 1998 (the "Abbott Pledge Agreement"), pursuant to which the Abbotts granted a limited guaranty of the Notes and of the Accrued Interest Note, pledged certain shares of CTS stock (the "Abbott Pledged Shares") as security for such limited guaranty, and delivered appropriate stock certificates and stock powers pursuant to such pledge.

     E. Soren and GKM entered into that certain Pledge Agreement dated August 25, 1998 (the "Soren Pledge Agreement"), pursuant to which Soren granted a limited guaranty of the Notes and of the Accrued Interest Note, pledged certain shares of CTS stock (the "Soren Pledged Shares") as security for such limited guaranty, and delivered appropriate stock certificates and stock powers pursuant to such pledge.

     F. GKM assigned to Tel-Save all of the rights, title, and interest of GKM in the Notes, the Security Agreement, the Abbott Pledge Agreement, the Abbott Pledged Shares, the Soren Pledge Agreement, the Soren Pledged Shares, and all related stock certificates and stock powers.

     G. CTS consented to such assignment from GKM to Tel-Save and acknowledged Tel-Save as the payee of the Notes and the Secured Party under (and as defined in) the Security Agreement.

     H. The Abbotts consented to such assignments from GKM to Tel-Save and acknowledged Tel-Save as the Secured Party under (and as defined in) the Abbott Pledge Agreement.

     I. Soren consented to such assignment from GKM to Tel-Save and acknowledged Tel-Save as the Secured Party under (and as defined in) the Soren Pledge Agreement.

     J. Pursuant to that certain Exchange Agreement dated January 2, 1999 (the "Exchange Agreement"), Tel-Save granted to the Trust a participation interest in all of the rights, title, and interest of Tel-Save in the Notes, the Accrued Interest Note, the Security Agreement, the Abbott Pledge Agreement, the Soren Pledge Agreement, the Abbott Pledged Shares, the Soren Pledged Shares, all related stock certificates and stock powers, that certain Intercreditor Agreement dated as of August 25, 1998, between Foothill Capital Corporation, a California corporation, Tel-Save, and GKM, and the Financing Statement that was filed in connection with the Security Agreement and that showed CTS as the Debtor and Tel-Save as the Secured Party (such documents, other than the Exchange Agreement, to be referred to hereinafter collectively as the "Note Documents").

     K. CTS desires to sell equity securities in an amount not less than $30,000,000, and desires to enter into this Agreement in connection with that proposed sale.

     I. The parties hereto acknowledge and agree that the aggregate principal balance owing on the Notes at the date hereof is $50,000,000.

     M. The parties hereto acknowledge and agree that the principal balance owing on the Accrued Interest Note at the date hereof is $1,200,000.

     N. The parties hereto desire to modify certain of the covenants and provisions of the Accrued Interest Note and the Notes and to enter into certain other agreements as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

          1. INCORPORATION OF RECITALS. CTS represents and warrants that Recital K of this Agreement is true, complete, and correct. All other Recitals to this Agreement are hereby incorporated by this reference herein and constitute agreements among the parties hereto.

          2. MODIFICATION OF CALL RIGHTS UNDER THE NOTES. Each of the Notes contains certain "Call Rights" (as defined in the Notes). As of the Effective Date, the second paragraph (unnumbered) of each Note shall be amended to read in full as follows:


          "In the event that the Maker shall close a private placement or public offering of its Common Stock (an "Equity Offering"), the

          Holder shall have the right (the "Call Right") to require the Maker to use up to an amount (the "Amount") of the net proceeds received by the Maker from the Equity Offering to repay any accrued but unpaid interest and any unpaid principal balance under this Note; provided, however, the Holder shall have, within ten business days from receipt of a written notice by the Maker of a proposed Equity Offering, notified the Maker in writing of the exercise of its Call Right with respect to such proposed Equity Offering. The Amount shall be expressed herein as an aggregate amount to be applicable to this Note and two other notes issued by Maker concurrently herewith, which three promissory notes are in the initial aggregate principal amount of $55,000,000. The Amount shall be divided among such three promissory notes pro rata based on the initial principal amount of each such promissory note. The Maker shall provide the Holder with reasonable written notice of any proposed Equity Offering.

               "(a) In the event that, after February 28, 1999, Maker closes an Equity Offering in which net proceeds to the Maker are at least $6,000,000 (the "First Equity Offering"), the Amount shall be limited to an amount equal to the greater of: (i) 20% of the net proceeds received by the Maker from the First Equity Offering or
          (ii) $6,000,000.

               "(b) With respect to any Equity Offering after the date of the First Equity Offering, the Amount shall be limited to an amount equal to 35% of the net proceeds received by the Maker from such Equity Offering.

               "(c) With respect to any Equity Offering after the Effective Date of this Agreement but prior to the First Equity Offering, the Amount shall be limited to an amount equal to 25% of the net proceeds received by the Maker from such Equity Offering.

               "(d) Multiple closings under one agreement for the private placement of Common Stock of the Maker shall be deemed to be part of the same Equity Offering."

          3. POSSIBLE ONE YEAR EXTENSION OF THE TERM OF THE ACCRUED INTEREST NOTE AND THE NOTES. In the event that, on or before November 30, 2000: (i) the Accrued Interest Note and the Notes have not been repaid in full; and (ii)
CTS has made payments of principal on the Accrued Interest Note or the Notes after the Effective date of an aggregate amount of at least $12,250,000 (excluding any and all payments described in subsection (a) contained in the amendment quoted in section 2 of this Agreement), then the due date of the Accrued Interest Note and each of the Notes shall be extended from November 30, 2000, to November 30, 2001.

          4. POSSIBLE TWO YEAR EXTENSION OF THE TERM OF THE ACCRUED INTEREST NOTE AND THE NOTES. In the event that on or before November 30, 2001: (i) the Accrued

Interest Note and the Notes have not been repaid in full; and (ii) CTS has made payments of principal on the Accrued Interest Note or the Notes after the Effective Date of an aggregate amount of at least $21,000,000 (excluding any and all payments described in subsection (a) contained in the amendment quoted in Section 2 of this Agreement), then the due date of the Accrued Interest Note and each of the Notes shall be extended form November 30, 2000, or, if the due dates have already been extended pursuant to Section 3 hereof, from November 30, 2001, to November 30, 2002.

          5.   CERTAIN CONSENTS AND WAIVERS.

               (a) Each of CTS, the Abbotts, and Soren (collectively, the "CTS Parties") acknowledges and consents to each of the assignments and transfers referred to in this Agreement, including without limitation the assignments and transfers referred to in the Recitals to this Agreement.

               (b) Each of the CTS parties acknowledges and certifies that, as of the date hereof, no default or Event of Default exists under any of the Note Documents, nor would a default or Event of Default exist thereunder with notice or the passage of time or both.

               (c) CTS acknowledges and agrees that it has waived the effect of Section 4.10 of the Security Agreement and that such Section is of no further force or effect.

               (d) Each of the CTS Parties represents and warrants to, and agrees with, each of Tel-Save, the Trust, and the Subsidiary (collectively, the "Other Parties") that, at the date hereof: (i) none of the Other Parties is in default under any of the Note Documents; (ii) none of the CTS Parties has suffered any damage under any of the Note Documents, and none of the CTS Parties has, under any of the Note Documents, any cause of action, right of set-off or counterclaim, or any other claim of any nature whatsoever under any of the Note Documents against any of the Other Parties or any director, officer, attorney, agent, employee, or affiliate of any of the Other Parties (collectively, "CTS Parties' Claims"); and (iii) each of the CTS Parties hereby waivers and relinquishes any and all CTS Parties' Claims.

               (c) Each of the Other Parties represents and warrants to, and agrees with each of the CTS Parties that, at the date hereof: (i) none of the CTS Parties is in default under any of the Note Documents; (ii) none of the Other Parties has suffered any damage under any of the Note Documents, and none of the Other Parties has, under any of the Note Documents, any cause of action, right of set-off or counterclaim, or any other claim of any nature whatsoever under any of the Note Documents against any of the CTS Parties or any director, officer, attorney, agent, employee, or affiliate of any of the CTS Parties (collectively, "Other Parties' Claims"); and (iii) each of the Other Parties hereby waives and relinquishes any and all Other Parties' Claims.

               (f) CTS agrees that the Security Agreement remains in full force and effect on the date hereof and that its force and effect will not be affected by any of the transactions contemplated hereby, subject only to the express confirmation of the prior modification of the Security Agreement by this Agreement, and that the Security Agreement provides collateral security for the Accrued Interest Note and for the Notes.

               (g) Each of the Abbotts agrees that the Abbott Pledge Agreement remains in full force and effect on the date hereof and that its force and effect will not be affected by any of the transactions contemplated hereby, and that it provides collateral security for the Accrued Interest Note and for the Notes.

               (h) Soren agrees that the Soren Pledge Agreement remains in full force and effect on the date hereof and that its force and effect will not be affected by any of the transactions contemplated hereby, and that it provides collateral security for the Accrued Interest Note and for the Notes.

               (i) CTS acknowledges and agrees that it may not reduce or offset against any of its obligations under any of the Notes or the Accrued Interest Note for any reason whatsoever. Without limiting the generality of the foregoing, nothing in this Agreement shall be deemed or construed to create such a right of offset.

          6.   CERTAIN AGREEMENTS.

               (a) Tel-Save represents and warrants to the Trust and CTS that, except for the transfer to the Trust referred to herein, Tel-Save has not transferred or assigned any of the Note Documents, or any interest therein, to any other person or entity.

               (b) The Trust represents and warrants to Tel-Save and CTS that the Trust has not transferred or assigned any of the Note Documents, or any interest therein, to any other person or entity.

               (c) None of the Other Parties shall have any obligation or responsibility with regard to the offer, purchase, or sale of any Equity Offering. Without limiting the generality of the foregoing, and except for the agreements of the Other Parties expressly set forth in this Agreement, none of the Other Parties makes any representation, warranty, or covenant regarding CTS, any Equity Offering, or such offer, purchase, or sale, and expressly disclaims any such representation, warranty, or covenant, express or implied.

          7. ADDITIONAL COVENANTS. Within 10 days following the receipt by Tel-Save of a minimum of $6,000,000 from CTS as payment under subsection (a) contained in the amendment quoted in Section 2 hereof, provided that such amount is received by Tel-Save on or prior to May 31, 1999:

               (a) Tel-Save, the Subsidiary, and the Trust shall enter into that certain Modification of the Exchange Agreement, substantially in the form attached hereto as EXHIBIT A, pursuant to which: (i) The Trust shall release and discharge Tel-Save and the Subsidiary from all of their future individual and joint obligations and responsibilities under the Exchange Agreement, including without limitation the obligation of the Subsidiary to perform under its limited guaranty set forth in the Exchange Agreement; (ii) Tel-Save shall sell to the Trust the participation interest of Tel-Save in the Note Documents; (iii) Tel-Save shall assign and deliver the Note Documents to the Trust; (iv) the Subsidiary shall waive any guaranty fee payable under
Section 4 of the Exchange Agreement; and (v) Tel-Save and the Trust shall agree that Sections 3.4-3.18 (inclusive), 4, and 5 of the Exchange Agreement are terminated and are of no further force or effect.

               (b) Tel-Save and the Trust shall execute and deliver to each other and to the other parties thereto a Modification of the Registration Rights Agreement substantially in the form of EXHIBIT B hereto, and the Trust shall cause the other parties to such Modification of the Registration
Rights Agreement to execute and deliver such document to each other and to Tel-Save and the Trust.

               (c) CTS shall pay up to $10,000 of the reasonable costs and fees incurred by Tel-Save, the Subsidiary, and the Trust in connection with this Agreement and the transactions contemplated hereby, including without limitation the reasonable fees of legal counsel incurred by such entities.

               (d) The Trust shall deliver to CTS the Accrued Interest Note and the Notes in exchange for an Amended and Restated Accrued Interest Note and Amended and Restated Notes that shall be of identical terms as the promissory notes exchanged therefor except that the payee of such Amended and Restated promissory notes shall be the Trust.

               (e) At the time of the transactions identified in this Section 7, each of the Abbotts and Soren shall reconfirm in writing that their respective Pledge Agreements remain in full force and effect.

          8. TERMINATION. If, on or before May 31, 1999, Tel-Save has not received a minimum of $6,000,000 from CTS as payment under subsection (a) contained in the amendment quoted in Section 2 hereof: (a) Sections 2, 3, 4, and 7 of this Agreement shall be of no further force or effect, and (b) the provisions set forth in Sections 2, 3, and 4 hereof amending the Accrued Interest Note and the Notes shall be rescinded as of the Effective Date, shall be of no further force or effect, and the Accrued Interest Note and the Notes shall revert to their forms as they existed prior to such amendments.

          9. BINDING EFFECT: TRANSFER. This Agreement is binding upon and inures to the benefit of the successors and assigns of each of the parties. This Agreement is also binding upon any transferees of the Accrued Interest Note or any of the Notes. Each of the Other Parties agrees not to assign or transfer the Accrued Interest Note or any of the Notes without first: (i) informing the assignee or transferee of the terms of this Agreement; (ii) providing such assignee or transferee with a copy of this Agreement; and
(iii) notifying CTS in writing of the proposed transfer. The possible modifications and possible extensions in Sections 2, 3, and 4 hereof shall apply only to the provisions and periods specifically referred to therein and no other, further, or broader modifications or possible extensions, or any waiver or consent, is inferred or shall be implied.

          10. GOVERNING LAW. This Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied, and enforced in accordance with the laws of the State of New York without regard to choice of law principles. The parties hereby agree that the venue of any legal action or proceeding with respect to the Agreement and the rights and obligations of the parties hereto shall lie in any state or federal court in the State of New York. Each of the parties further consents to and hereby submits itself to the jurisdiction of the above-mentioned courts situated in the State of New York.

          11. FULL FORCE AND EFFECT OF CERTAIN DOCUMENTS. Each of the parties hereto agrees that, at the date hereof each of the Note Documents is in full force and effect except as modified by this Agreement and the Exhibits hereto.

          12. FURTHER COOPERATION. Each of the parties hereto agrees to cooperate with each of the other parties hereto, including without limitation by executing and delivering appropriate documents, to more fully effectuate the purposes of this Agreement.

          13. EXHIBITS. Exhibits A and B hereto are, by this reference, incorporated herein.

          14. LEGEND. On or before the date of this Agreement, the Other Parties shall cause the following legend to be stamped or otherwise imprinted (while in the presence of an officer of CTS) on the Accrued Interest Note and each of the Notes:

              "THIS NOTE AND THE INDEBTEDNESS EVIDENCED BY THIS NOTE ARE SUBJECT TO AN AGREEMENT, DATED AS OF MARCH 15, 1999, BY
          AND BETWEEN THE MAKER (AS DEFINED HEREIN), TEL-SAVE.com, INC., AND TEL-SAVE, INC., AND OTHER PARTIES, COPIES OF WHICH
          AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE MAKER
          (AS DEFINED HEREIN)."

          IN WITNESS WHEREOF, CTS, Tel-Save, the Subsidiary, and the Trust have caused this Agreement to be executed by their respective officers, thereunto duly authorized, and the Abbotts and Soren have executed this Agreement, as of the date first above written to be effective as of the Effective Date.

COMMUNICATIONS TELESYSTEMS
INTERNATIONAL, d.b.a.
WORLDXCHANGE
COMMUNICATIONS, A CALIFORNIA
CORPORATION


By: /s/ Edward S. Soren
   ------------------------------

Name: Edward Soren
      ---------------------------

Title: Executive Vice-President
      ---------------------------

TEL-SAVE.com, INC., A DELAWARE
CORPORATION

By: /s/ [ILLEGIBLE]
   -------------------------------

Name:
      ----------------------------

Title:
       ---------------------------



TEL-SAVE, INC., A PENNSYLVANIA
CORPORATION

By: /s/ [ILLEGIBLE]
   -------------------------------

Name:
      ----------------------------

Title:
       ---------------------------

MARK PAVOL, AS TRUSTEE OF THAT CERTAIN
D&K GRANTOR RETAINED ANNUITY TRUST
DATED JUNE 15, 1998

/s/ Mark Pavol
--------------------------------------


ROGER B. ABBOTT

/s/ Roger B. Abbott
--------------------------------------


ROSALIND ABBOTT

/s/ Rosalind Abbott
--------------------------------------


EDWARD S. SOREN

/s/ Edward S. Soren
--------------------------------------

                               LIST OF EXHIBITS


A.  Modification of the Exchange Agreement
B.  Modification of Registration Rights Agreement

                             LIST OF OMITTED EXHIBITS


     The following Exhibits to the Agreement have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

     Exhibit A - Modification of the Exchange Agreement

     Exhibit B - Modification of the Registration Rights Agreement